INVESTOR PRESENTATION 4th QUARTER 2022

WORKING TOGETHER BUILDING SUCCESS 2 TABLE OF CONTENTS PAGE 5 PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY PAGE 11 CREDIT, CAPITAL & LIQUIDITY PAGE 23 Q4 & FY 2022 FINANCIAL INSIGHTS PAGE 35 Q4 & FY 2022 APPENDIX

3 PAGE 5 PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY PAGE 11 CREDIT, CAPITAL & LIQUIDITY PAGE 23 Q4 & FY 2022 FINANCIAL INSIGHTS PAGE 35 Q4 & FY 2022 APPENDIX Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”), and earnings release for the fourth quarter ended December 31, 2022 (“the Fourth Quarter Earnings Release”), included in Peoples’ current report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on January 24, 2023, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”) with the SEC on or about February 27, 2023. As required by U.S. generally accepted accounting principals, Peoples is required to evaluate the impact of subsequent events through the issuance date of its December 31, 2022 consolidated financial statements as part of its 2022 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its Financial Information from which it is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2021 Form 10-K under the section, “Risk Factors” in Part I, Item 1A and in the Fourth Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of Peoples Bancorp Inc. (“Peoples”). Peoples filed a registration statement on Form S-4 and other documents regarding the proposed merger with Limestone Bancorp, Inc. (“Limestone”) with the SEC on January 6, 2023. The registration statement includes a joint proxy statement/prospectus sent to the shareholders of both Peoples and Limestone in advance of their respective special meetings of shareholders to be held to consider the proposed merger. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about Peoples, Limestone and the proposed merger. Investors and security holders may obtain a free copy of these documents through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, free of charge, on Peoples’ website at www.peoplesbancorp.com under the tab “Investor Relations” or by contacting Peoples’ Investor Relations Department at: Peoples Bancorp Inc., 138 Putnam Street, PO Box 738, Marietta, Ohio 45750, Attn: Investor Relations. Peoples, Limestone, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Additional information about the direc- tors and executive officers of Peoples is set forth in the proxy statement for Peoples’ 2022 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 17, 2022. SA FE H AR BO R ST AT EM EN T

4 WORKING TOGETHER BUILDING SUCCESS

5 PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY

6 PEBO GEOGRAPHIC PROFILE NASDAQ: PEBO WV VAKY OH MD DC OHIO WARREN COUNTY 49 CARLISLE 50 FRANKLIN 51 HAMILTON TOWNSHIP 52 LEBANON 53 MASON 54 SPRINGBORO 55 WAYNESVILLE HAMILTON COUNTY 56 MADEIRA 57 MONTGOMERY 58 CINCINNATI LPO EAST 59 CINCINNATI LPO WEST CLERMONT COUNTY 60 BATAVIA 61 MILFORD 62 MILFORD LPO 63 WILLIAMSBURG BROWN COUNTY 64 SARDINIA 65 GEORGETOWN OH 66 MOUNT ORAB 67 RIPLEY OH MAIN ST FAIRFIELD COUNTY 25 BALTIMORE 26 LANCASTER 27 LANCASTER - FAIR AVE ATHENS COUNTY 28 ATHENS - COURT STREET 29 ATHENS - MALL 30 NELSONVILLE MEIGS COUNTY 31 POMEROY 32 POMEROY DRIVE-THRU LAWRENCE COUNTY 34 PROCTORVILLE 35 IRONTON JACKSON COUNTY 36 JACKSON 37 WELLSTON SCIOTO COUNTY 38 PORTSMOUTH 39 PORTSMOUTH NORTH 40 SCIOTOVILLE 41 WHEELERSBURG PIKE COUNTY 42 WAVERLY GALIA COUNTY 33 GALLOPOLIS CLINTON COUNTY 44 BLANCHESTER 45 NEW VIENNA 46 SABINA 47 WILMINGTON MAIN 48 WILMINGTON PLAZA HIGHLAND COUNTY 43 HILLSBORO CUYAHOGA COUNTY 22 NEWARK 23 HEATH FRANKLIN COUNTY 24 WORTHINGTON WASHINGTON COUNTY 1 MARIETTA MAIN 2 FRONTIER 3 SECOND STREET 4 RENO 5 LOWEL 6 BELPRE SUMMIT COUNTY 16 NORTON 17 AKRON LPO 18 AKRON MAIN 19 CUYAHOGA FALLS 20 MUNROE FALLS GUERNSEY COUNTY 10 CAMBGIRDGE - WHEELING AVE 11 CAMBRIDGE - SIXTH STREET 12 BYESVILLE COSHOCTON COUNTY 13 COSHOCTON KNOX COUNTY 14 MOUNT VERNON STARK COUNTY 15 NORTH CANTON CUYAHOGA COUNTY 21 BEACHWOOD MORGAN COUNTY 8 MCONNESVILLE MUSKINGAM COUNTY 9 ZANESVILLE NOBLE COUNTY 7 CALDWELL GREENUP COUNTY 78 GREENUP 79 RUSSELL BOYD COUNTY 80 ASHLAND 81 SUMMIT MASON COUNTY 73 MAYSVILLE LEWIS COUNTY 74 VANCEBURG MAIN 75 VANCEBURG AA HWY 76 GARRISON 77 TOLLESBORO KENTON COUNTY 69 FORT WRIGHT CAMPBELL COUNTY 70 COLD SPRING BRACKEN COUNTY 71 BROOKSVILLE ROBERTSON COUNTY 72 MOUNT OLIVET BOONE COUNTY 68 FLORENCE UPSHUR COUNTY 115 BUCKHANNON BARBOUR COUNTY 116 PHILIPPI HARRISON COUNTY 117 BRIDGEPORT MARION COUNTY 118 FAIRMONT LPO CLAY COUNTY 123 CLAY KANAWAHA COUNTY 124 CHARLESTON 125 CHARLESTON PENN AVE ROANE COUNTY 126 SPENCER DRIVE THRU 127 SPENCER MAIN BRAXTON COUNTY 119 SUTTON 120 GASSAWAY 121 BURNSVILLE 122 FLATWOODS GREENBRIER COUNTY 111 WHITE SULPHUR SPRINGS 112 NORTH LEWISBURG 113 DOWNTOWN LEWISBURG 114 RONCEVERTE WOOD COUNTY 96 VIENNA 97 EMERSON 98 DIVISION 99 PETTYVILLE 100 MINERAL WELLS TYLER COUNTY 95 SISTERSVILLE JACKSON COUNTY 101 RAVENSWOOD 102 RIPLEY WV MILLER DR MASON COUNTY 103 POINT PLEASANT CABELL COUNTY 104 HUNTINGTON WEST 105 HUNTINGTON EAST 106 HUNTINGTON LPO LINCOLN COUNTY 107 WEST HAMLIN LOGAN COUNTY 108 LOGAN BOONE COUNTY 109 MADISON RALEIGH COUNTY 110 BECKLEY LPO WETZEL COUNTY 94 NEW MARTINSVILLE PIKE COUNTY 83 PIKEVILLE 84 PIKEVILLE - INSURANCE FLOYD COUNTY 85 MARTIN 86 PRESTONSBURG 87 NORTH SIDE JOHNSON COUNTY 88 PAINTSVILLE MAGOFFIN COUNTY 89 SALYERSVILLE MARTIN COUNTY 82 INEZ BREATHITT COUNTY 90 JACKSON KY MAIN 91 JACKSON KY HIGHWAY 15 SCOTT COUNTY 92 GEORGETOWN KY HENRY COUNTY 93 EMINENCE KENTUCKY WEST VIRGINIA 131 K STREET 132 DUPONT CIRCLE 133 CONNETICUT AVENUE DC MONTGOMERY COUNTY 134 CHEVY CHASE MARYLAND 128 COVINGTON 129 RICHMOND 130 HAMPTON VIRGINIA COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON MARIETTA HUNTINGTON PEOPLES BANK GEOGRAPHIC FOOTPRINT COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* CURRENT PEBO FOOTPRINT PEBO SNAPSHOT AS OF DECEMBER 31, 2022 Loans: $4.7 billion Assets: $7.2 billion Deposits: $5.7 billion Market Cap: $799.1 million Assets Under Admin/Mgmt: $3.0 billion * According to FDIC annual summary of deposits as of June 2022. COUNTIES WITH A LIMESTONE BANK LOCATION

NASDAQ: PEBO INVESTMENT RATIONALE 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO WV VAKY OH MD DC OHIO WARREN COUNTY 49 CARLISLE 50 FRANKLIN 51 HAMILTON TOWNSHIP 52 LEBANON 53 MASON 54 SPRINGBORO 55 WAYNESVILLE HAMILTON COUNTY 56 MADEIRA 57 MONTGOMERY 58 CINCINNATI LPO EAST 59 CINCINNATI LPO WEST CLERMONT COUNTY 60 BATAVIA 61 MILFORD 62 MILFORD LPO 63 WILLIAMSBURG BROWN COUNTY 64 SARDINIA 65 GEORGETOWN OH 66 MOUNT ORAB 67 RIPLEY OH MAIN ST FAIRFIELD COUNTY 25 BALTIMORE 26 LANCASTER 27 LANCASTER - FAIR AVE ATHENS COUNTY 28 ATHENS - COURT STREET 29 ATHENS - MALL 30 NELSONVILLE MEIGS COUNTY 31 POMEROY 32 POMEROY DRIVE-THRU LAWRENCE COUNTY 34 PROCTORVILLE 35 IRONTON JACKSON COUNTY 36 JACKSON 37 WELLSTON SCIOTO COUNTY 38 PORTSMOUTH 39 PORTSMOUTH NORTH 40 SCIOTOVILLE 41 WHEELERSBURG PIKE COUNTY 42 WAVERLY GALIA COUNTY 33 GALLOPOLIS CLINTON COUNTY 44 BLANCHESTER 45 NEW VIENNA 46 SABINA 47 WILMINGTON MAIN 48 WILMINGTON PLAZA HIGHLAND COUNTY 43 HILLSBORO CUYAHOGA COUNTY 22 NEWARK 23 HEATH FRANKLIN COUNTY 24 WORTHINGTON WASHINGTON COUNTY 1 MARIETTA MAIN 2 FRONTIER 3 SECOND STREET 4 RENO 5 LOWEL 6 BELPRE SUMMIT COUNTY 16 NORTON 17 AKRON LPO 18 AKRON MAIN 19 CUYAHOGA FALLS 20 MUNROE FALLS GUERNSEY COUNTY 10 CAMBGIRDGE - WHEELING AVE 11 CAMBRIDGE - SIXTH STREET 12 BYESVILLE COSHOCTON COUNTY 13 COSHOCTON KNOX COUNTY 14 MOUNT VERNON STARK COUNTY 15 NORTH CANTON CUYAHOGA COUNTY 21 BEACHWOOD MORGAN COUNTY 8 MCONNESVILLE MUSKINGAM COUNTY 9 ZANESVILLE NOBLE COUNTY 7 CALDWELL GREENUP COUNTY 78 GREENUP 79 RUSSELL BOYD COUNTY 80 ASHLAND 81 SUMMIT MASON COUNTY 73 MAYSVILLE LEWIS COUNTY 74 VANCEBURG MAIN 75 VANCEBURG AA HWY 76 GARRISON 77 TOLLESBORO KENTON COUNTY 69 FORT WRIGHT CAMPBELL COUNTY 70 COLD SPRING BRACKEN COUNTY 71 BROOKSVILLE ROBERTSON COUNTY 72 MOUNT OLIVET BOONE COUNTY 68 FLORENCE UPSHUR COUNTY 115 BUCKHANNON BARBOUR COUNTY 116 PHILIPPI HARRISON COUNTY 117 BRIDGEPORT MARION COUNTY 118 FAIRMONT LPO CLAY COUNTY 123 CLAY KANAWAHA COUNTY 124 CHARLESTON 125 CHARLESTON PENN AVE ROANE COUNTY 126 SPENCER DRIVE THRU 127 SPENCER MAIN BRAXTON COUNTY 119 SUTTON 120 GASSAWAY 121 BURNSVILLE 122 FLATWOODS GREENBRIER COUNTY 111 WHITE SULPHUR SPRINGS 112 NORTH LEWISBURG 113 DOWNTOWN LEWISBURG 114 RONCEVERTE WOOD COUNTY 96 VIENNA 97 EMERSON 98 DIVISION 99 PETTYVILLE 100 MINERAL WELLS TYLER COUNTY 95 SISTERSVILLE JACKSON COUNTY 101 RAVENSWOOD 102 RIPLEY WV MILLER DR MASON COUNTY 103 POINT PLEASANT CABELL COUNTY 104 HUNTINGTON WEST 105 HUNTINGTON EAST 106 HUNTINGTON LPO LINCOLN COUNTY 107 WEST HAMLIN LOGAN COUNTY 108 LOGAN BOONE COUNTY 109 MADISON RALEIGH COUNTY 110 BECKLEY LPO WETZEL COUNTY 94 NEW MARTINSVILLE PIKE COUNTY 83 PIKEVILLE 84 PIKEVILLE - INSURANCE FLOYD COUNTY 85 MARTIN 86 PRESTONSBURG 87 NORTH SIDE JOHNSON COUNTY 88 PAINTSVILLE MAGOFFIN COUNTY 89 SALYERSVILLE MARTIN COUNTY 82 INEZ BREATHITT COUNTY 90 JACKSON KY MAIN 91 JACKSON KY HIGHWAY 15 SCOTT COUNTY 92 GEORGETOWN KY HENRY COUNTY 93 EMINENCE KENTUCKY WEST VIRGINIA 131 K STREET 132 DUPONT CIRCLE 133 CONNETICUT AVENUE DC MONTGOMERY COUNTY 134 CHEVY CHASE MARYLAND 128 COVINGTON 129 RICHMOND 130 HAMPTON VIRGINIA COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON MARIETTA HUNTINGTON UNIQUE COMMUNITY BANKING MODEL • Strongest deposit market share positions in more rural markets where we can affect pricing. Top 3 market share in 32 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Washington D.C., and Richmond) • Greater revenue diversity than average $1 -$10 billion bank with a fee income ratio of 24%* • Strong community reputation and active involvement • Nationwide insurance premium financing and equipment leasing businesses STRONG, DIVERSE SOURCES OF FEE INCOME • 17th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $3.0 billion in assets under administration and management, including brokerage, trust and retirement planning as of December 31, 2022 • Top 100 U.S. equipment leasing company CAPACITY TO GROW OUR FRANCHISE • Strong capital, earnings growth and operating performance to support M&A strategy • Proven integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE • Strong, integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and portfolio data ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.38 in the most recent quarter • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at January 20, 2022 was 5.37% *Non-interest income, excluding gains and loses, as a percent of total revenue as of 12/31/22

8 CORPORATE CULTURE NASDAQ: PEBO OUR VISION Our vision is to be the BEST COMMUNITY BANK IN AMERICA ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS As we celebrated our 120th anniversary, we are committed to conducting business in a way that ensures that Peoples will be around for many more years. In 2022, we continued to build upon and improve our ESG oversight framework and to further evolve our sustainability strategy. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at peoplesbancorp.com/about-us/about-peoples. Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creative value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR CORE VALUES

NASDAQ: PEBO STRATEGIC ROAD MAP 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

10 EXTERNAL RECOGNITION NASDAQ: PEBO SBA FISCAL YEAR ENDING SEPTEMBER 30, 2022 PIKE COUNTY, KY JOHNSON COUNTY, KY FLOYD COUNTY, KY Peoples Bank is one of only 30 companies that have between 1,000 and 2,499 employees to be recognized in our industry in 2022. 2022 Peoples Bank has been recognized for 2 consecutive years.. IRONTON, OH BOYD COUNTY, KY & LAWRENCE COUNTY, OH 2022 COMMUNITY AWARDS IN TERMS OF SBA 7(a) APPROVED LOANS PEOPLES BANK RANKED NATIONALLY OH & KY WV TOP 10% TOP 15 TOP 10 DOING WELL BY DOING GOOD 2022 AWARD

NASDAQ: PEBO 11 CREDIT, CAPITAL & LIQUIDITY

0.16% 0% 20% 40% 60% 80% 100% 120% EG BN LK FN CT BI FI SI FR M E TH FF PF C SR CE CC N E FM N B SA SR TO W N PR K HB N C ST BA SY BT G AB C TM P FF BC PE BO CH CO CB U N W BI N BT B FC F Total Deposit Cost (%) 12 COST OF DEPOSITS NASDAQ: PEBO PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF SEPTEMBER 30, 2022 PEER GROUP - TOTAL DEPOSIT COST (%) Source: S&P Global Market Intelligence, as of 9/30/2022. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2022. UNIV. $1- $10 B AVERAGE: 0.37% LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH

PEER GROUP - TOTAL DEPOSIT COST (%) 78.61% 55% 65% 75% 85% 95% 105% 115% Loans / Deposits - Peer Group NASDAQ: PEBO DEPOSIT FRANCHISE 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH Source: S&P Global Market Intelligence, as of 9/30/2022. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2022. PEER GROUP - LOANS / DEPOSITS N O T T O S C A LE UNIV. $1- $10 B AVERAGE: 84.65%

14 NET INTEREST MARGIN NASDAQ: PEBO BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN Source: S&P Global Market Intelligence, as of 9/30/2022. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2022. TriState Capital Holdings, Inc. not included as data was unavailable. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% UNIV. $1- $10 B AVERAGE: 3.63% 4.19%

BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN NASDAQ: PEBO CREDIT RISK MANAGEMENT PROCESS 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOANS & LEASES* PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 215% of risk based capital at 12/31/2022 • Very limited out of market lending • Growing consumer portfolios organically and through acquisitions • $7.2 billion bank with $30 million internal guideline for maximum loan exposure per relationship POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis, and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Abbreviated approval process for loan exposures < $1.0 million • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for loan relationships > $30 million • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings *Also referred to throughout this document as “total loans” and “loans held for investment”

16 ASSET QUALITY NASDAQ: PEBO 0.000% 0.125% 0.250% 0.375% 202220212020201920182017 Charge Offs Annualized Percentage of Net Charge-Offs to Average Loans 90% 95% 100% 202220212020201920182017 Percentage of Loans considered Current Percentage of Loans Considered “Current” OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE FOR SIX YEARS 98.6% 0.15% 0.15% 0.04% 0.05% 0.13% 0.13% 99.1% 98.8% 98.5%98.5% The low charge-off rate in 2019 and 2020 was due to large recoveries. Increase in 2021 charge-offs was driven by a $0.5 million charge-off of one commercial and industrial loan relationship and leasing charge-offs (higher charge-off business than our core franchise) 98.6% 0.16%

NASDAQ: PEBO ASSET QUALITY 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO THE INCREASE IN NPAS IN Q3 2021 WAS MAINLY DUE TO ACQUIRED LOANS* *The accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on January 1, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. The change in NPA’s for the quarter ended September 30, 2021 was a result of $11.1M of OREO property acquired from Premier Financial Bancorp, Inc. Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned. N PA ’S IN $ M IL LI O N S $0 $10 $20 $30 $40 $50 $60 Q4-22Q3-22Q2-22Q1-22Q4-21Q3-21Q2-21Q1-21Q4-20Q3-20Q2-20Q1-20201920182017 NPA Composition C&I RESIDENTIAL CRE HELOC CONSUMER

18 ASSET QUALITY NASDAQ: PEBO Asset Quality 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q4-22Q3-22Q2-22Q1-22Q4-21Q3-21Q2-21Q1-21Q4-20Q3-20Q2-20Q1-20FY-19FY-18FY-17 CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED. INCREASE IN Q3 DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC. *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * CRITICIZED LOANS / TIER 1 CAPITAL + ALLL * 25.61% 28.10% 10.78% 13.14% 21.22% 14.49% 19.58% 14.82% 22.42% 14.15% 26.54% 16.37% 27.09% 15.52% 16.17% 24.74% 15.70% 25.83% 35.72% 29.11% 15.99% 21.69% 16.40% 30.93% 28.76% 18.31% 14.56% 25.29% 13.34% 28.50%

145% 246% 0% 50% 100% 150% 200% 250% 300% 350% 400% SRCE NWBI PRK CBU FMN B PEBO NBTB THFF HBNC LKFN FRME GABC CHCO CCNE FCF FISI SYBT $1-10B Average FFBC TMP TOWN PFC STBA EGBN SASR Peer Bank Subs - CRE Loans / Risk-Based Capital NASDAQ: PEBO CRE CONCENTRATION ANALYSIS 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK PEER GROUP – CRE LOANS / RISK-BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 9/30/22. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. The Proxy Peer Group is used above for comparative purposes. 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE.

34% 45% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% CHCO SRCE FMNB NBTB NWBI CBU PRK HBNC TMP PEBO FFBC FCF STBA $1-10B Average FRME GABC FISI SYBT CCNE LKFN THFF TOWN PFC SASR EGBN Peer Bank Subs -- Construction, Land, and Land Development Loans / Risk- Based Capital 20 CRE CONCENTRATION ANALYSIS NASDAQ: PEBO Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 9/30/22. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. The Proxy Peer Group is used above for comparative purposes. 100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE. PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS PEER GROUP – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL TOTAL LOAN PORTFOLIO = $4.7 BILLION

PEER GROUP – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL NASDAQ: PEBO LOAN COMPOSITION 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO TOTAL LOAN PORTFOLIO = $4.7 BILLION Data as of December 31, 2022. *Total includes commercial real estate and construction loans, and exposure includes commitments. **Top ten categories in terms of loan size are shown (remaining categories in other) LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE COMMERCIAL & INDUSTRIAL 19% NON-OWNER OCCUPIED (CRE) 19% RESIDENTIAL REAL ESTATE 16% CONSUMER, INDIRECT 13% OWNER OCCUPIED (CRE) 12% LEASES 7% CONSTRUCTION 5% HOME EQUITY LINES OF CREDIT 4% PREMIUM FINANCE LOANS 3% CONSUMER, DIRECT 2% 1 2 3 4 5 6 7 8 9 10 TOTAL CRE PORTFOLIO* = $1.4 BILLION RETAIL 11% OFFICE BUILDINGS 11% LIGHT INDUSTRIAL 10% APARTMENT 10% MIXED USE 7% LODGING 7% WAREHOUSE 5% ASSISTED LIVING 4% EDUCATIONAL SERVICES 4% OTHER 31%** 1 2 3 4 5 6 7 8 9 10 FOOD SERVICES 24% RETAIL TRADE 16% TRADE CONTRACTORS 10% REAL ESTATE 7% MANUFACTURING (FOOD, BEVERAGE, TEXTILE, LEATHER) 6% WHOLESALE TRADE 4% PLASTIC & RUBBER PRODUCT MANUFACTURING 3% AMBULATORY HEALTH CARE SERVICES 3% EDUCATIONAL SERVICES 3% MACHINERY MANUFACTURING 3% OTHER 21%** 1 2 3 4 5 6 7 8 9 10 11 Other Educational Assisted Living Warehouse Lodging Apartment Mixed Use Light Industrial Oce Buildings Retail Commercial Real Estate Portfolio 3 2 5 1 6 7 8 9 10 4 TOTAL C&I PORTFOLIO = $0.9 BILLION, WHICH INCLUDES PPP LOANS C & I Chart 2 1 3 4 5 6 7 8 9 10 11 Loan Composition Commercial Real Estate Portfolio Loan Portfolio (Excluding Deposit Overdrafts) 2 3 1 4 5 7 8 6 9 10 GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO 59.6% WEST VIRGINIA 22.1% KENTUCKY 11.3% VIRGINIA 2.5% MARYLAND 2.1% DC 0.4% PENNSYLVANIA 0.2% OTHER STATES 1.8% 1 2 3 4 5 6 7 8 Other PA DC MD VA KY WV OH 3 2 5 1 6 7 84 ^ EXCLUDES PREMIUM FINANCE, NORTH STAR LEASING AND VANTAGE LEASING

22 PRUDENT USE OF CAPITAL NASDAQ: PEBO CAPITAL PRIORITIES • Organic growth • Dividends • Share repurchases • Acquisition activities DIVIDENDS • 7 years of increasing dividends. Dividend paid increased from $0.15 per share for Q1 2016 to $0.38 in the most recent quarter • Based on the closing stock price of Peoples’ common shares of $28.31 on January 20, 2023, the quarterly dividend produces an annualized yield of 5.37% SHARE REPURCHASES • Prudent repurchase of shares • Repurchased $7.4 million in 2022, and bought shares in each quarter of 2020 • Share repurchase program has been suspended due to the pending merger with Limestone Bancorp, Inc.

Q4 & FY 2022 FINANCIAL INSIGHTS 23

24 Q4 & FY 2022 HIGHLIGHTS & KEY IMPACTS NASDAQ: PEBO Social media data as of January 3, 2023 for proxy peer group (based on Nasdaq symbol): TOWN, FFBC, CBU, FRME, NWBI, SASR, TSC,NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB Peoples Bank is in the top third of peer group for social media followers OUT OF PROXY PEER GROUP (25 BANKS) #6 #6 #6 #7 FINANCIAL: • Peoples reported net income of $26.9 million for the fourth quarter of 2022, representing earnings per diluted common share of $0.95. In comparison, Peoples recognized earnings per diluted common share of $0.92 for the third quarter of 2022, and a earnings per diluted common share of $0.98 for the fourth quarter of 2021. • For the full year, Peoples recorded net income of $101.3 million, or $3.60 per diluted common share, compared to $47.6 million, or $2.15 per diluted common share, for the full year of 2021. • Net interest income increased $3.6 million, or 5%, compared to the linked quarter and increased $15.9 million, or 29%, compared to the fourth quarter of 2021. Net interest margin was 4.44% for fourth quarter of 2022. • Total non-interest income, excluding net gains and losses, increased $0.5 million, compared to the fourth quarter of 2021. • Total non-interest expense increased $1.1 million, or 2%, compared to the linked quarter and increased $5.4 million, or 11%, compared to the fourth quarter of 2021. • Period-end total loan and lease balances increased $96.0 million, or 8% annualized, compared to September 30, 2022. • Asset quality remained stable during the quarter. LOAN GROWTH FEE-BASED INCOME EFFICIENCY RATIO NET INTEREST MARGIN

NASDAQ: PEBO FINANCIAL EXPECTATIONS 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 2023 LOAN GROWTH FEE-BASED INCOME NON-INTEREST EXPENSE EFFICIENCY RATIO CREDIT COSTS ANTICIPATE 25-30% IN LOAN GROWTH, INCLUDING LIMESTONE BALANCES EXPECT FEE BASED INCOME TO BE LOW DOUBLE DIGITS IN GROWTH EXPECT AN INCREASE OF ABOUT 5 BASIS POINTS IN NET CHARGE OFF RATE COMPARED TO 2022 ANTICIPATE A 20% INCREASE COMPARED TO 2022, EXCLUDING ACQUISTION-RELATED EXPENSE EXPECT TO BE BETWEEN 55% AND 57% FOR THE FULL YEAR NET INTEREST MARGIN EXPECT TO BE BETWEEN 4.50% - 4.65%

26 ACQUISITION OF LIMESTONE BANCORP, INC NASDAQ: PEBO ANNOUNCED OCTOBER 25, 2022 • Limestone, through its community bank subsidiary and 226 associates, operates 20 branches in 14 counties in Kentucky. As of December 31, 2022, Limestone had, on a consolidated basis, $1.5 billion in total assets, which included $1.1 billion in total net loans, and $1.2 billion in total deposits. • Upon completion of the Merger, the combined company will have approximately $8.5 billion in total assets, $5.7 billion in total loans and $7.1 billion in total deposits with 150 locations in Ohio, West Virginia, Kentucky, Maryland, Virginia and Washington, D.C. PRO FORMA BRANCH MAP FOR MORE INFORMATION on announcement of planned acquisition, please visit pebo.com under Investor Relations page > SEC Filings.

NASDAQ: PEBO STOCK PERFORMANCE 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0% 10% 20% 30% 40% 50% 60% 70% 80% BANKING SECTOR PERFORMANCE HAS LAGGED S&P 500 IN TERMS OF 3 & 5 YEAR TOTAL ANNUAL RETURN 1-YEAR 3-YEAR 5-YEAR -7% -18% 3% -1% 8% TOTAL ANNUAL RETURN AS OF DECEMBER 31, 2022 -2% Total Return includes impact of dividends. Peers include: TOWN, FFBC, CBU, FRME, NWBI, SASR, TSC,NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB. Source: Bloomberg S&P 500 PEER GROUP PEBO 3% 9% 2%

28 TOTAL REVENUE NASDAQ: PEBO $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 FY-22FY-21FY-20FY-19FY-18FY-17FY-16 Lorem ipsum TOTAL REVENUE OF $333 MILLION FOR 2022 $51,070 $52,653 $57,234 $64,892 $104,865 $113,377 $129,612 $140,838 NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME ($ T H O U SA N D S) Peoples benefited from the acquisition of ASB Financial Corp. in the second quarter of 2018, the acquisition of First Prestonsburg Bancshares Inc. in the second quarter of 2019, the acquisition of Triumph Premium Finance in the third quarter of 2020, the acquisition of North Star Leasing in the second quarter of 2021, the acquisition of Premier Bancorp Financial, Inc. in the third quarter of 2021, and the acquisition of Vantage Financial in the first quarter of 2022. $64,330 $138,923 $69,254 $172,553 $79,513 $253,442

NASDAQ: PEBO INSURANCE & INVESTMENT INCOME COMPOSITION 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 3 4 5 TOTAL INVESTMENT REVENUE FY 2022 $16.4 MILLION 1 FIDUCIARY 46% 2 BROKERAGE 39% 3 EMPLOYEE BENEFITS 15% Insurance and Investment Income Composition Insurance Revenue*Investment Revenue* 1 2 1 P&C COMMERCIAL LINES 57% 2 P&C PERSONAL LINES 19% 3 LIFE & HEALTH 13% 4 PERFORMANCE BASED 9% 5 OTHER 2% In su ra nc e an d In ve st m en t I nc om e Co m po si tio n In su ra nc e Re ve nu e* In ve st m en t R ev en ue * 1 3 2 4 TOTAL INSURANCE REVENUE FY 2022 $15.7 MILLION 5

30 EXPENSE & EFFICIENCY RATIO NASDAQ: PEBO THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AND AN INCREASE IN FTE’S FOR GROWTH AND TECHNOLOGY INVESTMENTS CORE NON-INTEREST EXPENSE* Efficiency Ratio Adjusted for Non-Core Items* 55% 57% 59% 61% 63% 65% 67% 69% FY-22FY-21FY-20FY-19FY-18FY-17 71% 73% 75% $50000 $64000 $78000 $92000 $106000 $120000 YTD-19**FY-18**FY-17FY-16FY-15FY-14 61.85% 61.32% 61.09% N O T T O S C A LE 61.94% 63.51% EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS* Core Non-Interest Expense* $0 $50,000 $100,000 $150,000 $200,000 $250,000 FY-22FY-21FY-20FY-19FY-18FY-17 NON-CORE EXPENSES* CORE NON-INTEREST EXPENSES ($ T H O U SA N D S) *Non-US GAAP financial measure. See Appendix. COVID-19 AND INCREASED NON-INTEREST EXPENSE IMPACTED THE EFFICIENCY RATIO IN 2020 & 2021 58.59%

0.0% 0.5% 1.0% 1.5% 2.0% FY-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 5% 10% 15% 20% 25% FY-22FY-21FY-20FY-19FY-18FY-17FY-16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Tangible Book Value Per Share FY-15 1.25% 1.50% 1.75% 2.00% 2.25% NASDAQ: PEBO IMPROVEMENT IN KEY METRICS 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0.0% 0.5% 1.0% 1.5% 2.0% FY-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 5% 10% 15% 20% 25% FY-22FY-21FY-20FY-19-18 $14 $15 $16 $17 $18 $19 $20 $21 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Tangible Book Value Per Share FY-1 1.25% 1.50% 1.75% 2.00% 2.25% WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST RATE ENVIRONMENT, AND OTHER ECONOMIC IMPACTS OF COVID-19 SIGNIFICANTLY IMPACTED THESE METRICS IN 2020 AND 2021. INCREASED NET INCOME IN 2022 DUE TO INCREASES IN MARKET INTEREST RATES AND THE PREMIER AND VANTAGE ACQUISITIONS. RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON VERAGE ANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NO -CORE ITEMS1 1 Non-US GAAP financial measure. See Appendix. 0.6% 1.0% 1.1% 1.3% 1.4% 0.9% 1.2% 1.5% 7.3% 11.3% 11.4% 15.5% 15.3% 9.8% 16.0% 22.0%

32 TOTAL LOAN GROWTH NASDAQ: PEBO $0 $1,000 $2,000 $3,000 $4,000 $5,000 FY-22FY-21FY-20FY-19FY-18FY-17FY-16 Total Loan Growth FY-15 ASB ACQUIRED LOANS TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS FIRST PRESTONSBURG ACQUIRED LOANS TOTAL LOANS* WERE $4.7 BILLION AS OF DECEMBER 31, 2022 PREMIUM FINANCE ACQUIRED LOANS TOTAL ACQUIRED LEASES TOTAL PPP LOANS PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS *Also referred to throughout this document as “total loans” and “loans held for investment”

Deposit Growth $0 $1,300 $2,600 $3,900 $5,200 $6,500 FY-22FY-21FY-20FY-19FY-18FY-17 DDAs* 48% OF DEPOSIT BALANCES IN 2022 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.6 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. $2,730 $2,955 $3,291 ($ M IL LI O N S) BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* $3,910 $5,862 48% 43% 40%40%42% $5,717 48% DEPOSIT GROWTH NASDAQ: PEBO 33WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO

34 MORE THAN JUST A BANK NASDAQ: PEBO Recognized by Newsweek as one of America’s Best Banks 2023. 17th largest bank owned insurance company in the United States. LOCATIONS IN OHIO, WEST VIRGINIA, KENTUCKY, VIRGINIA, WASHINGTON D.C. AND MARYLAND. When combining North Star Leasing with Vantage Financial, Peoples equipment leasing companies would be in the Monitor Top 100. NATIONWIDE SPECIALTY FINANCE DIVISIONS

Q4 & FY 2022 APPENDIX 35

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 36 PRE-PROVISION NET REVENUE Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. -.045\- FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Income before income taxes $ 14,816 $ 45,282 $ 57,203 $ 54,941 $ 65,358 $ 42,646 $ 56,970 $ 128,641 Add: Provision for loan/credit losses 14,097 3,539 3,772 5,448 2,504 26,254 731 $ — Add: Loss on debt extinguishment — 707 — — — — — — Add: Loss on OREO 530 34 116 35 98 120 — 173 Add: Loss on securities — 1 — 147 — 368 862 375 Add: Loss on other assets 696 427 — 469 692 170 252 975 Add: Loss on other transactions 43 — — 76 — — — 151 Less: Recovery of loan losses — — — — — — — 3,634 Less: Gain on OREO — — — 14 — — 56 35 Less: Gains on securities 729 931 2,983 1 164 — — 314 Less: Gains on other assets — 35 28 76 8 — — 649 Less: Gains on other transactions — — 25 168 — — 897 — Pre-provision net revenue $ 29,453 $ 49,024 $ 58,055 $ 60,857 $ 68,480 $ 69,558 $ 57,862 $ 125,683 Average assets (in millions) $ 3,112 $ 3,320 $ 3,510 $ 3,872 $ 4,222 $ 4,739 $ 5,673 $ 7,095 Pre-provision net revenue to average assets 0.95% 1.48% 1.65% 1.57% 1.62% 1.47% 1.02% 1.77% FY-22

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 37 PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding system upgrade revenue waived, acquisition costs, contract negotiation fees, Peoples Bank Foundation, Inc. contribution. Severance costs, COVID-19-related expenses and pension settlement charges, plus the provision for loan losses, refund of contract negotiation fees and all gains and/or losses included in the earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be retained in order to build capital or used to absorb unexpected losses and preserve existing capital. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Income before income taxes $ 14,816 $ 45,282 $ 57,203 $ 54,941 $ 65,358 $ 42,646 $ 56,970 $ 128,641 Add: System upgrade revenue waived — 85 — — — — — — Add: Acquisition-related expenses 10,722 — 341 7,262 7,287 489 21,423 3,016 Add: COVID-19 related expenses — — — — — 1,332 1,248 134 Add: System upgrade costs — 1,259 — — — — — — Add: Contract negotiation expenses — — — — — — 1,248 — Add: Other non-core costs 592 — — — 270 1,055 579 — Add: Pension settlement charges 459 — 242 267 — 1,054 143 185 Add: Provision for loan/credit losses 14,097 3,539 3,772 5,448 2,504 26,254 731 — Add: Loss on debt extinguishment 520 707 — — — — — — Add: Loss on OREO 529 34 116 35 98 120 — 173 Add: Loss on securities — 1 — 147 — 368 862 375 Add: Loss on other assets 696 427 — 469 692 170 459 975 Add: Loss on other transactions 43 — — 76 — — — 151 Less: Recovery of loan losses — — — — — — — 3,634 Less: Gain on OREO — — — 14 — — 56 35 Less: Gains on securities 729 931 2,983 1 164 — — 314 Less: Gains on other assets — 35 28 76 8 — — 649 Less: Gains on other transactions — — 25 168 — — 897 — Pre-provision net revenue $ 41,702 $ 50,368 $ 58,638 $ 68,386 $ 76,037 $ 73,488 $ 82,710 $ 129,018 Average assets (in millions) $ 3,112 $ 3,320 $ 3,510 $ 3,872 $ 4,222 $ 4,739 $ 5,673 $ 7,095 Pre-provision net revenue to average assets 1.34% 1.52% 1.67% 1.77% 1.80% 1.55% 1.46% 1.82% FY-22

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 38 CORE NON-INTEREST INCOME CORE NON-INTEREST EXPENSE ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total noninterest income $ 46,382 $ 50,867 $ 55,573 $ 56,754 $ 64,274 $ 63,672 $ 68,885 $ 78,836 Less: net gain (loss) on investment securities 729 930 2,983 (146) 164 (368) (862) (61) Less: net (loss) gain on asset disposals and other transactions (1,788) (1,133) (63) (334) (782) (290) 493 (616) Add: core banking system conversion revenue waived — 85 — — — — — — Core non-interest income excluding gains and losses $ 47,441 $ 51,155 $ 52,653 $ 57,234 $ 64,892 $ 64,330 $ 69,254 $ 79,513 ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total non-interest expense $ 115,081 $ 106,911 $ 107,975 $ 125,977 $ 137,250 $ 133,695 $ 183,737 $ 207,147 Less: system conversion expenses — 1,259 — — — — — — Less: acquisition-related expenses 10,722 — 341 7,262 7,287 489 21,423 3,016 Less: pension settlement charges 459 — 242 267 — 1,054 143 185 Less: COVID-19 related expenses — — — — — 1,332 1,248 134 Less: contract negotiation expenses — — — — — — 1,248 — Less: other non-core charges 592 — — — 270 1,055 579 — Core noninerest expense $ 103,308 $ 105,652 $ 107,392 $ 118,448 $ 129,693 $ 129,765 $ 159,096 $ 203,812 ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total noninterest income $ 46,382 $ 50,867 $ 55,573 $ 56,754 $ 64,274 $ 63,672 $ 68,885 $ 78,836 Less: net gain (loss) on investment securities 729 930 2,983 (146) 164 (368) (862) (61) Less: net (loss) gain on asset disposals and other transactions (1,788) (1,133) (63) (334) (782) (290) 493 (616) Add: core banking system conversion revenue waived — 85 — — — — — — Core non-interest income excluding gains and losses $ 47,441 $ 51,155 $ 52,653 $ 57,234 $ 64,892 $ 64,330 $ 69,254 $ 79,513 ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total non-interest expense $ 115,081 $ 106,911 $ 107,975 $ 125,977 $ 137,250 $ 133,695 $ 183,737 $ 207,147 Less: system conversion expenses — 1,259 — — — — — — Less: acquisition-related expenses 10,722 — 341 7,262 7,287 489 21,423 3,016 Less: pension settlement charges 459 — 242 267 — 1,054 143 185 Less: COVID-19 related expenses — — — — — 1,332 1,248 134 Less: contract negotiation expenses — — — — — — 1,248 — Less: other non-core charges 592 — — — 270 1,055 579 — Core noninerest expense $ 103,308 $ 105,652 $ 107,392 $ 118,448 $ 129,693 $ 129,765 $ 159,096 $ 203,812 Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived Core non-interest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expenses, contract negotiation fees, pension settlement charges, and other non-recurring expenses. FY-22 FY-22

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 39 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total noninterest expense $ 115,081 $ 106,911 $ 107,975 $ 125,977 $ 137,250 $ 133,695 $ 183,737 $ 207,147 Less: amortization on other intangible assets 4,077 4,030 3,516 3,338 3,359 3,223 4,775 7,763 Adjusted total non-interest expense 111,004 102,881 104,459 122,639 133,891 130,472 178,962 199,384 Total non-interest income excluding net gains and losses 47,441 51,070 52,653 57,234 64,892 64,330 69,254 79,513 Net interest income 97,612 104,865 113,377 129,612 140,838 138,923 172,553 253,442 Add: fully taxable equivalent adjustment 1,978 2,027 1,912 881 1,068 1,054 1,349 1,644 Net interest income on a fully taxable equivalent basis 99,590 106,892 115,289 130,493 141,906 139,977 173,902 255,086 Adjusted revenue $147,031 $157,962 $167,942 $187,727 $206,798 $204,307 $243,156 $334,599 Efficiency ratio 75.50% 65.13% 62.20% 65.33% 64.74% 63.86% 73.60% 59.59% Core non-interest expense $ 103,308 $ 105,652 $ 107,392 $ 118,448 $ 129,693 $ 129,765 $ 159,096 $ 203,812 Less: amortization on other intangible assets 4,077 4,030 3,516 3,338 3,359 3,223 $ 4,775 $ 7,763 99,231 101,622 103,876 115,110 126,334 126,542 154,321 196,049 Core non-interest income excluding gains and losses 47,441 51,070 52,653 57,234 64,892 64,330 69,254 79,513 Net interest income on a fully taxable equivalent basis 99,590 106,892 115,289 130,493 141,906 139,977 173,902 255,086 Adjusted core revenue 147,031 157,962 167,942 187,727 206,798 204,307 243,156 334,599 Efficiency ratio adjusted for non-core items 67.49% 64.33% 61.85% 61.32% 61.09% 61.94% 63.47% 58.59% The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses, system upgrade revenue waived and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST EXPENSE Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived FY-2

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 40 TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total stockholders equity $ 419,789 $ 435,261 $ 458,592 $ 520,140 $ 594,393 $ 575,673 $ 845,025 $ 785,328 Less: goodwill and other intangible assets 149,617 146,018 144,576 162,085 177,503 184,597 291,009 326,329 Tangible equity 270,172 289,243 314,016 358,055 416,890 391,076 554,016 458,999 Total assets $ 3,258,970 $ 3,432,348 $ 3,581,686 $ 3,991,454 $ 4,354,165 $ 4,760,764 $ 7,063,521 $ 7,207,304 Less: goodwill and other intangible assets 149,617 146,018 144,576 162,085 177,503 184,597 $ 291,009 326,329 Tangible assets 3,109,353 3,286,330 3,437,110 3,829,369 4,176,662 4,576,167 6,772,512 6,880,975 Tangible equity to tangible assets 8.69% 8.80% 9.14% 9.35% 9.98% 8.55% 8.18% 6.67% Tangible equity $270,172 $289,243 $314,016 $358,055 $416,890 $391,076 $554,016 $458,999 Common shares outstanding 18,404,864 18,200,067 18,287,449 19,565,029 20,698,941 19,563,979 28,297,771 28,287,837 Tangible book value per share $ 14.68 $ 15.89 $ 17.17 $ 18.30 $ 20.14 $ 19.99 $ 19.58 $ 16.23 Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-USGAAP financial measures to amounts reported in Peoples’ consolidated financial statements. FY-22

Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-USGAAP financial measures to amounts reported in Peoples’ consolidated financial statements. APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 41(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs ACT on the reimbursement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19-related expenses, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Annualized net income $ 16,684 $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767 $ 47,555 $ 101,292 Total average assets 2,240,534 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 $ 5,672,594 $ 7,094,707 Return on average assets 0.74% 0.35% 0.94% 1.10% 1.19% 1.27% 0.73% 0.84% 1.43% Return on average assets adjusted for non-core items: Net income $16,684 $10,941 $31,157 $38,471 $46,255 $53,695 34,767 47,555 101,292 Add: core banking system conversion revenue waived — — 85 — — — — — — Less: tax effect of core banking system conversion revenue waived — — 30 — — — — — — Add: net loss on investment securities — — — — 146 — 368 862 61 Less: tax effect of net loss on investment securities — — — — 31 — 77 181 13 Less: net gain on investment securities 398 729 930 2,983 — 164 — — — Add: tax effect of net gain on investment securities 139 255 325 1,044 — 34 — — — Less: net gain on assets disposals and other transactions — — — — — — — 493 — Add: tax effect of net gain on asset disposals and other transactions — — — — — — — 104 — Add: net loss on asset disposals and other transactions 430 1,788 1,133 63 334 782 290 — 615 Less: tax effect on net loss on asset disposals and other transactions 150 626 397 22 70 164 61 — 129 Add: system conversion expenses — — 1,259 — — — — — — Less: tax effect on system conversion expense — — 441 — — — — — — Add: acquisition-related expenses 4,752 10,722 — 341 7,262 7,287 489 21,423 3,016 Less: tax effect on acquisition-related expenses 1,663 3,753 — 119 1,525 1,530 103 4,499 633 Add: pension settlement charges 1,400 459 — 242 267 — 1,054 143 185 Less: tax effect on pension settlement charges 490 161 — 85 56 — 221 30 39 Add: COVID-19 expenses — — — — — — 1,332 1,248 134 Less: tax effect on COVID-19 expenses — — — — — — 280 262 28 Add: other non-core charges 298 592 — — — 270 1,055 579 — Less: tax effect on other non-core charges 104 207 — — — 57 222 122 — Add: contract negotiation fees — — — — — — — 1,248 — Less: tax effect on contract negotiation fees — — — — — — — 262 — Less: release of deferred tax asset valuation — — — — 805 — — — — Less: impact of Tax Cuts and Jobs Act on deferred tax liability — — — — 705 — — — — Add: impact of Tax Cuts and Jobs Act on deferred tax assets — — — 897 — — — — — Net income adjusted for non-core items $20,898 $19,281 $32,161 $37,849 $51,072 $60,153 $40,319 $67,313 $104,461 Total average assets 2,240,534 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 $4,739,289 $5,672,594 $7,094,707 Return on average assets adjusted for non-core items 0.93% 0.62% 0.97% 1.08% 1.32% 1.42% 0.85% 1.19% 1.47% FY-22

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 42 (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19-related expenses, acquisition-related expenses. Contract negotiation fees and pension settlement charges. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Annualized net income $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767,000 47,555 101,292 Add: amortization of other intangible assets 4,077 4,030 3,516 3,338 3,359 3,223 4,775 7,763 Less: tax effect of amortization of other intangible assets (a) 1,427 1,411 1,231 701 705 677 1,003 1,630 Net income excluding the amortization of intangible assets 13,591 33,776 40,756 48,892 56,349 34,769,546 51,327 107,425 Total average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 797,984 Less: average goodwill and other intangible assets 144,013 147,981 144,696 158,115 173,529 181,526 234,667 322,639 Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,966 475,345 Annualized net income $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767,000 $ 47,555 $ 101,292 Total average equity 407,296 432,666 450,379 488,139 566,123 575,386 $ 656,633 $ 797,984 Return on average equity 2.69% 7.20% 8.54% 9.48% 9.48% 6042.38% 7.24% 12.69% Annualized net income excluding the amortization of intangible assets $ 13,591 $ 33,776 $ 40,756 $ 48,892 $ 56,349 $ 34,769,546 $ 51,327 $ 107,425 Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 $ 421,966 $ 475,345 Return on average tangible equity 5.16% 11.86% 13.33% 14.81% 14.35% 8827.89% 12.16% 22.60% ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Return on average equity adjusted for non-core items: Net income $10,941 $31,157 $38,471 $46,255 $53,695 $34,767 $47,555 $101,292 Add: core banking system conversion revenue waived — 85 — — — — — — Less: tax effect of core banking system conversion revenue waived (a) — 30 — — — — — — Add: net loss on investment securities — — — 146 — 368 862 61 Less: tax effect of net loss on investment securities (a) — — — 31 — 77 181 13 Less: net gain on investment securities 729 930 2,983 — 164 — — — Add: tax effect of net gain on investment securities (a) 255 325 1,044 — 34 — — — Less: net gain on assets disposals and other transactions — — — — — — 493 — Add: tax effect of net gain on asset disposals and other transactions — — — — — — 104 — Add: net loss on asset disposals and other transactios 1,788 1,133 63 334 782 290 — 615 Less: tax effect on net loss on asset disposals and other transactions (a) 626 397 22 70 164 61 — 129 Add: system conversion expenses — 1,259 — — — — — — Less: tax effect on system conversion expense (a) — 441 — — — — — — Add: acquisition-related expenses 10,722 — 341 7,262 7,287 489 21,423 3,016 Less: tax effect on acquisition-related expenses (a) 3,753 — 119 1,525 1,530 103 4,499 633 Add: pension settlement charges 459 — 242 267 — 1,054 143 185 Less: tax effect on pension settlement charges (a) 161 — 85 56 — 221 30 39 Add: COVID-19 expenses — — — — — 1,332 1,248 134 Less: tax effect on COVID-19 related expenses (a) — — — — — 280 262 28 Add: other non-core charges 592 — — — 270 1,055 579 — Less: tax effect on other non-core charges (a) 207 — — — 57 222 122 — Add: contract negotiation fees — — — — — — 1,248 — Less: tax effect on contract negotiation expenses (a) — — — — — — 262 — Less: release of deferred tax asset valuation — — — 805 — — — — Less: impact of Tax Cuts and Jobs Act on deferred tax liability — — — 705 — — — — Add: impact of Tax Cuts and Jobs Act on deferred tax assets — — 897 — — — — — Net income adjusted for non-core items $19,281 $32,161 $37,849 $51,072 $60,153 $38,391 $67,313 $104,461 Average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 797,984 Return on average equity adjusted for non-core items 4.73% 7.43% 8.40% 10.46% 10.63% 6.67% 10.25% 13.09% Net income adjusted for non-core items $19,281 $32,161 $37,849 $51,072 $60,153 $38,391 $67,313 $104,461 Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,966 475,345 Return on average tangible equity adjusted for non-core items 7.32% 11.30% 12.38% 15.48% 15.32% 9.75% 15.95% 21.98% FY-22

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 43 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2022, 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. The return on average stockholders’ equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and after-tax impact of all gains and losses, other non-core charges, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19 related expenses, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Annualized net income $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767,000 47,555 101,292 Add: amortization of other intangible assets 4,077 4,030 3,516 3,338 3,359 3,223 4,775 7,763 Less: tax effect of amortization of other intangible assets (a) 1,427 1,411 1,231 701 705 677 1,003 1,630 Net income excluding the amortization of intangible assets 13,591 33,776 40,756 48,892 56,349 34,769,546 51,327 107,425 Total average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 797,984 Less: average goodwill and other intangible assets 144,013 147,981 144,696 158,115 173,529 181,526 234,667 322,639 Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,966 475,345 Annualized net income $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 34,767,000 $ 47,555 $ 101,292 Total average equity 407,296 432,666 450,379 488,139 566,123 575,386 $ 656,633 $ 797,984 Return on average equity 2.69% 7.20% 8.54% 9.48% 9.48% 6042.38% 7.24% 12.69% Annualized net income excluding the amortization of intangible assets $ 13,591 $ 33,776 $ 40,756 $ 48,892 $ 56,349 $ 34,769,546 $ 51,327 $ 107,425 Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 $ 421,966 $ 475,345 Return on average tangible equity 5.16% 11.86% 13.33% 14.81% 14.35% 8827.89% 12.16% 22.60% ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Return on average equity adjusted for non-core items: Net income $10,941 $31,157 $38,471 $46,255 $53,695 $34,767 $47,555 $101,292 Add: core banking system conversion revenue waived — 85 — — — — — — Less: tax effect of core banking system conversion revenue waived (a) — 30 — — — — — — Add: net loss on investment securities — — — 146 — 368 862 61 Less: tax effect of net loss on investment securities (a) — — — 31 — 77 181 13 Less: net gain on investment securities 729 930 2,983 — 164 — — — Add: tax effect of net gain on investment securities (a) 255 325 1,044 — 34 — — — Less: net gain on assets disposals and other transactions — — — — — — 493 — Add: tax effect of net gain on asset disposals and other transactions — — — — — — 104 — Add: net loss on asset disposals and other transactios 1,788 1,133 63 334 782 290 — 615 Less: tax effect on net loss on asset disposals and other transactions (a) 626 397 22 70 164 61 — 129 Add: system conversion expenses — 1,259 — — — — — — Less: tax effect on system conversion expense (a) — 441 — — — — — — Add: acquisition-related expenses 10,722 — 341 7,262 7,287 489 21,423 3,016 Less: tax effect on acquisition-related expenses (a) 3,753 — 119 1,525 1,530 103 4,499 633 Add: pension settlement charges 459 — 242 267 — 1,054 143 185 Less: tax effect on pension settlement charges (a) 161 — 85 56 — 221 30 39 Add: COVID-19 expenses — — — — — 1,332 1,248 134 Less: tax effect on COVID-19 related expenses (a) — — — — — 280 262 28 Add: other non-core charges 592 — — — 270 1,055 579 — Less: tax effect on other non-core charges (a) 207 — — — 57 222 122 — Add: contract negotiation fees — — — — — — 1,248 — Less: tax effect on contract negotiation expenses (a) — — — — — — 262 — Less: release of deferred tax asset valuation — — — 805 — — — — Less: impact of Tax Cuts and Jobs Act on deferred tax liability — — — 705 — — — — Add: impact of Tax Cuts and Jobs Act on deferred tax assets — — 897 — — — — — Net income adjusted for non-core items $19,281 $32,161 $37,849 $51,072 $60,153 $38,391 $67,313 $104,461 Average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 797,984 Return on average equity adjusted for non-core items 4.73% 7.43% 8.40% 10.46% 10.63% 6.67% 10.25% 13.09% Net income adjusted for non-core items $19,281 $32,161 $37,849 $51,072 $60,153 $38,391 $67,313 $104,461 Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,966 475,345 Return on average tangible equity adjusted for non-core items 7.32% 11.30% 12.38% 15.48% 15.32% 9.75% 15.95% 21.98% FY-22

peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo is a federally registered service mark of Peoples Bank. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. CHUCK SULERZYSKI President and Chief Executive Officer 740.374.6163 Chuck.Sulerzyski@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com